FINANCIAL SUPPLEMENT NYSE: CIM 1st Quarter 2017

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the UnitedStates Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates andprojections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2016, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub- servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 PORTFOLIO COMPOSITION Residential Mortgage Credit Portfolio Agency Portfolio Total Portfolio Gross Asset Yield: 7.7% 3.0% 6.5% Financing Cost(2): 4.1% 1.5% 3.5% Net Interest Spread: 3.6% 1.5% 3.0% Net Interest Margin: 4.1% 1.7% 3.6% All data as of March 31, 2017 (1) Financing excludes unsettled trades. (2) Includes the interest incurred on interest rate swaps. Net Investment Analysis 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 0 B ill io ns $2.9 $0.7 $2.8 $3.1 $10.4 Non-Recourse (Securitization) Recourse (Repo) Recourse (Repo) Equity Equity Agency Portfolio Total Assets: 4.1 billion(1) Residential Mortgage Credit Portfolio Total Assets: 15.9 billion(1) 81% of Chimera's equity capital is allocated to mortgage credit

Information is unaudited, estimated and subject to change. 3 March 31, 2017 December 31, 2016 Total Portfolio: $20.0 billion Total Portfolio: $16.3 billion Non-Agency MBS Agency MBS Securitized Loan Portfolio 16% 20% 63% Non-Agency MBS Agency MBS Securitized Loan Portfolio 20% 26% 54% GAAP ASSET ALLOCATION(1) (1) Based on fair value. Chimera sponsored four residential mortgage loan securitizations totaling $4.1 billion

Information is unaudited, estimated and subject to change. 4 March 31, 2017 December 31, 2016 Total Financing: $16.3 Billion Total Financing: $12.9 Billion Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 19% 17% 64% Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 24% 20% 57% GAAP FINANCING SOURCES (1) Leverage ratios as of March 31, 2017 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Total Leverage(1): 4.6:1 Recourse Leverage(1): 1.7:1

CONSOLIDATED LOAN SECURITIZATIONS

($ in thousands)

		At Issuance / Acquisition			March 31, 2017		
Vintage	Deal	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2017	CIM 2017-4	$830,510	$710,003	$120,507	$830,510	$710,003	$120,507
2017	CIM 2017-3	2,434,640	2,113,267	321,373	2,434,640	2,113,267	321,373
2017	CIM 2017-2	331,440	248,580	82,860	331,440	248,580	82,860
2017	CIM 2017-1	526,267	368,387	157,880	515,939	358,236	157,703
2016	CIM 2016-FRE1	185,811	115,165	70,646	179,854	109,118	70,736
2016	CIM 2016-5[(1)]	66,171	10,000	56,171	57,506	8,863	48,643
2016	CIM 2016-4[(1)]	601,733	493,420	108,313	569,077	457,005	112,072
2016	CIM 2016-3	1,746,084	1,478,933	267,151	1,548,716	1,279,658	269,058
2016	CIM 2016-2	1,762,177	1,492,563	269,614	1,560,763	1,289,348	271,415
2016	CIM 2016-1	1,499,341	1,266,898	232,443	1,318,596	1,085,591	233,005
2015	CIM 2015-4AG[(2)]	750,647	425,000	325,647	598,060	403,083	194,977
2015	CIM 2015-3AG[(3)]	698,812	520,935	177,877	531,831	370,386	161,445
2015	CIM 2015-2AG[(4)]	330,293	276,998	53,295	242,808	195,419	47,389
2015	CIM 2015-1EC	268,731	214,985	53,746	218,550	161,922	56,628
2014	CSMC 2014-CIM1[(5)]	333,865	268,087	65,778	220,442	159,947	60,495
2013	SLFMT 2013-2A	1,137,308	1,134,464	2,844	790,338	762,807	27,531
2013	SLFMT 2013-3A	500,390	499,139	1,251	388,541	231,315	157,226
2012	CSMC 2012-CIM1	741,939	707,810	34,129	66,939	36,307	30,632
2012	CSMC 2012-CIM2	425,091	404,261	20,830	58,313	39,252	19,061
2012	CSMC 2012-CIM3	329,886	305,804	24,082	130,090	110,649	19,441
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	51,587	37,459	14,128
	TOTAL	$16,120,846	$13,603,841	$2,517,005	$12,644,540	$10,168,215	$2,476,325
		% of origination remaining			*78%*		

(1) Contains collateral from Springleaf 2013-1A Trust.
(2) Contains collateral from Springleaf 2012-3A Trust.
(3) Contains collateral from Springleaf 2012-2A Trust.
(4) Contains collateral from Springleaf 2012-1A Trust.
(5) Contains collateral from Springleaf 2011-1A Trust.

Information is unaudited, estimated and subject to change.

5

CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 6 ($ in thousands) At Issuance / Acquisition March 31, 2017 Vintage Deal Total OriginalFace Total of Tranches Sold Total of Tranches Retained Total Remaining Face Remaining Face of Tranches Sold Remaining Face of Tranches Retained 2014 CSMC 2014-4R(1) 367,271 — 367,271 236,725 — 236,725 2010 CSMC 2010-1R 1,730,581 691,630 1,038,951 583,487 4,992 578,495 2010 CSMC 2010-11R 566,571 338,809 227,762 250,518 39,189 211,329 2009 CSMC 2009-12R 1,730,698 915,566 815,132 536,760 102,586 434,174 2009 JPMRR 2009-7 1,522,474 856,935 665,539 501,750 140,218 361,532 2009 JMAC 2009-R2 281,863 192,500 89,363 88,922 31,904 57,018 TOTAL 6,199,458 2,995,440 3,204,018 2,198,162 318,889 1,879,273 % of origination remaining 35% 11% 59% CONSOLIDATED RMBS SECURITIZATIONS ▪ Re-Remic subordinate bonds have had slow prepayments considering the low interest rate environment ▪ Chimera expects the subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future (1) Contains collateral from CSMC 2010-12R Trust.

AGENCY & REPO SUMMARY

Agency Securities – As of March 31, 2017

Security Type	Coupon[1]	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$1,001,123	102.5	11.0
	4.00%	1,207,431	105.1	15.3
	4.50%	271,980	107.5	21.3
Commercial	3.6%	1,393,290	99.2	—
Agency IO	0.8%	N/M[2]	4.0	7.3
Total		$3,873,824		

Agency Securities – As of December 31, 2016

Security Type	Coupon[1]	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$1,036,300	102.4	18.3
	4.00%	1,266,884	105.1	23.3
	4.50%	291,385	107.5	24.2
Commercial	3.6%	1,331,544	98.9	0.2
Agency IO	0.8%	N/M(2)	4.3	26.4
Total		$3,926,113		

Repo Days to Maturity – As of March 31, 2017

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$2,203,298	0.95%	
30 to 59 days	653,210	0.94%	
60 to 89 days	192,418	1.03%	
90 to 360 days	10,341	1.00%	
Over 360 days	—	—	
Total	$3,059,267	0.95%	23 Days

Repo Days to Maturity – As of December 31, 2016

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$1,886,437	0.87%	
30 to 59 days	700,615	0.97%	
60 to 89 days	267,663	0.93%	
90 to 360 days	233,019	0.93%	
Over 360 days	—	—	
Total	$3,087,734	0.90%	32 Days

(1) Coupon is a weighted average for Commercial and Agency IO
(2) Notional Agency IO was $3.2 billion and $3.4 billion as of March 31, 2017 and December 31, 2016 respectively.

Information is unaudited, estimated and subject to change.

7

CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 8 Description ($ in thousands) - 100 Basis Points - 50 Basis Points Unchanged +50 Basis Points +100 Basis Points Agency Securities Market Value $ 4,330,594 $ 4,220,920 $ 4,101,851 $ 3,976,033 $ 3,847,031 Percentage Change 5.6% 2.9% - (3.1)% (6.2)% Swap Market Value (104,384) (51,009) - 49,365 97,693 Percentage Change (2.5)% (1.2)% - 1.2% 2.4 % Futures Market Value (35,537) (17,525) - 17,059 33,662 Percentage Change (0.9)% (0.4)% - 0.4% 0.8 % Net Gain/(Loss) $ 88,822 $ 50,535 - $ (59,394) $ (123,465) Percentage Change in Portfolio Value(1) 2.2% 1.2% - (1.4)% (3.0)% Near Term 0-3 Short Term 3-5 Medium Term 5-10 Long Term 10-30 Hedge Book Maturities 3% 34% 57% 6% INTEREST RATE SENSITIVITY Chimera continues to reduce its rate exposure by reducing its Agency portfolio and hedges Total Notional Balance - Derivative Instruments March 31, 2017 December 31, 2016 Interest Rate Swaps 1,535,900 1,396,900 Swaptions 482,000 624,000 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates.

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